Exhibit 10.1


                                JOINDER AGREEMENT


            THIS JOINDER IN SUBSIDIARY GUARANTY, MASTER SECURITY AGREEMENT, STOCK PLEDGE AGREEMENT AND AMENDED AND RESTATED SECURITY AND PURCHASE AGREEMENT (this "Joinder") is executed as of October __, 2007 by GREENMAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), WELCH PRODUCTS, INC., an Iowa corporation ("Joining Party"), and delivered to each of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), Valens Offshore SPV I, Ltd., a Cayman Islands company ("VOFSPVI"), Valens U.S. SPV I, LLC, a Delaware limited liability company ("VUSSPVI") and PSource Structured Debt Limited, a Guernsey limited liability company ("PSource" and together with Laurus, VOFSPVI and VUSSPVI, the "Purchasers" and each, a "Purchaser"). Except as otherwise defined herein, terms used herein and defined in the Security Agreement (as defined below) shall be used herein as therein defined.

                                   W I T N E S S E T H:
                                   - - - - - - - - - -

            WHEREAS, The Company, certain Subsidiaries of the Company and Laurus, have entered into a Security and Purchase Agreement, dated as of June 30, 2006 (as amended, modified or supplemented from time to time, the "Security Agreement"), providing for the issuance of the Notes and the Warrant and the execution of the and the Ancillary Agreement referred to in the Security Agreement; and

            WHEREAS, subsequent to June 30, 2006, Laurus transferred portions of the obligations of the Company arising under the Security Agreement and the Ancillary Agreements referred to therein to each of VOFSPVI, VUSSPVI and PSource; and

            WHEREAS, the Joining Party is a direct or indirect Subsidiary of the Company and desires, or is required pursuant to the provisions of the Security Agreement, to become:

            (i) a Guarantor under the Subsidiary Guaranty dated as of June 30, 2004 made by GreenMan Technologies of Minnesota, Inc., a Minnesota corporation ("GreenMan Minnesota"), GreenMan Technologies of Georgia, Inc., a Georgia corporation ("GreenMan Georgia"), GreenMan Technologies of Iowa, Inc., an Iowa corporation ("GreenMan Iowa"), GreenMan Technologies of Tennessee, Inc., a Tennessee corporation ("GreenMan Tennessee"), GreenMan Technologies of Wisconsin, Inc., a Wisconsin corporation ("GreenMan Wisconsin") and GreenMan Technologies of California, Inc., a California corporation ("GreenMan California") in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "Subsidiary Guaranty"),

            (ii) an Assignor under the Master Security Agreement dated as of June 30, 2004 made by GreenMan Technologies, Inc., a Delaware corporation (the "Parent"; the Parent, GreenMan Minnesota and

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                  GreenMan Iowa are collectively referred to herein as the
                  "Companies" and each, a "Company"), GreenMan Minnesota, GreenMan Georgia, GreenMan Iowa, GreenMan Tennessee, GreenMan Wisconsin and GreenMan California in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "Master Security Agreement"); and

            (iii) a Pledgor under the Stock Pledge Agreement dated as of June
                  30, 2004 made by the Parent, GreenMan Minnesota, GreenMan Georgia, GreenMan Iowa, GreenMan Tennessee, GreenMan Wisconsin and GreenMan California in favor of Laurus (as amended, restated, modified and/or supplemented from time to time, the "Stock Pledge Agreement");

            (iv)  and an Eligible Subsidiary under the Security Agreement.

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party, the receipt and sufficiency of which are hereby acknowledged, the Joining Party hereby makes the following representations and warranties to the Purchasers and hereby covenants and agrees with the Purchasers as follows:

            NOW, THEREFORE, the Joining Party agrees as follows:

            1. By this Joinder, the Joining Party becomes (i) a Guarantor for all purposes under the Subsidiary Guaranty, (ii) an Assignor for all purposes under the Master Security Agreement, (iii) a Pledgor for all purposes under the Stock Pledge Agreement and (iv) an Eligible Subsidiary under the Security Agreement.

            2. The Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Subsidiary Guaranty with respect to all Obligations (as defined in the Subsidiary Guaranty), and will be bound by all terms, conditions and duties applicable to a Guarantor under the Subsidiary Guaranty, the Purchase Agreement and the other Related Agreements. Without limitation of the foregoing, and in furtherance thereof, the Joining Party unconditionally and irrevocably, guarantees the due and punctual payment and performance of all Obligations (on the same basis as the other Guarantors under the Subsidiary Guaranty) for the benefit of all Purchasers.

             3. Each of the Joining Party and the Company agree that, upon its execution hereof, it will become a Pledgor under, and as defined in, the Stock Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the Stock Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the Stock Pledge Agreement), each of the Joining Party and the Company hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchasers and grants to the Purchasers a security interest in all Collateral (as defined in the Stock Pledge
Agreement), if any, now owned or, to the extent provided in the Stock Pledge Agreement, hereafter acquired by it.
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             4. (x) The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the Master Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchasers and grants to the Purchasers a security interest in all Collateral
(as defined in the Master Security Agreement), if any, now owned or, to the extent provided in the Master Security Agreement, hereafter acquired by it.

             (y) The Joining Party agrees that, upon its execution hereof, it will become an Eligible Subsidiary under, and as defined in, the Security Agreement, and will be bound by all terms, conditions and duties applicable to an Eligible Subsidiary under the Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as in the Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchasers and grants to the Purchasers a security interest in all Collateral (as defined in the Security Agreement), if any, now owned or, to the extent provided in the Security Agreement, hereafter acquired by it.

            5. In connection with the grant by the Joining Party, pursuant to paragraphs 3 and 4 above, and the Company, pursuant to paragraph 4 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement, as applicable) in favor of the Purchasers, each of the Joining Party and the Company (i) agrees to deliver to the Purchasers, together with the delivery of this Joinder, each of the items specified in Section 3 of the Stock Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Purchasers such financing statements, in form acceptable to the Purchasers, as the Purchasers may request or as are necessary or desirable in the opinion of the Purchasers to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the Master Security Agreement and the Stock Pledge Agreement) owned by the Joining Party,
(iii) authorizes the Purchasers to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" of the Joining Party (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchasers assignments of United States trademarks, patents and copyrights (and the respective applications therefor) to the extent requested by the Purchasers.

            6. Without limiting the foregoing, each of the Joining Party and, in respect of clause (iii) below, the Company, hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Guarantor pursuant to the Subsidiary Guaranty, (ii) each Assignor pursuant to the Master Security Agreement, (iii) each Pledgor pursuant to the Stock Pledge Agreement and (iv) each Eligible Subsidiary pursuant to the Security Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of a Guarantor, Assignor, Pledgor and Eligible Subsidiary pursuant to the Subsidiary Guaranty, Master Security Agreement, Stock Pledge Agreement and the Security Agreement, respectively, and all other Related Agreements to which it is or becomes a party.
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                                                                          Page 4


            8. Each of Schedules _________ of the Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedules _______ attached hereto as Annex I. Schedule A to the Stock Pledge Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II. In addition, Schedule A to the Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex III.

            9. This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the Security Agreement or any Ancillary Agreement without the prior written consent of the Purchasers or as otherwise permitted by the Security Agreement or any Ancillary Agreement. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

            10. From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute an "Ancillary Agreement" for all purposes of the Security Agreement and the Ancillary Agreements.

            11. The effective date of this Joinder is October __, 2007.


                                          * * *
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            IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the date first above written.


                                      GREENMAN TECHNOLOGIES, INC.

                                      By: /s/ Charles E. Coppa
                                          Name: Charles E. Coppa
                                          Title: CFO


                                      WELCH PRODUCTS, INC.

                                      By: /s/ Charles E. Coppa
                                          Name: Charles E. Coppa
                                          Title:  Treasurer

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                                                                          Page 6


                                         Accepted and Acknowledged by:
LAURUS MASTER FUND, LTD.

By: Laurus Capital Management, LLC, its investment manager

By: /s/ Lloyd Davis
    Name: Lloyd Davis
    Title: Senior Managing Director


VALENS OFFSHORE SPV I, LTD.

By: Valens Capital Management, LLC, its investment manager

By: /s/ Lloyd Davis
    Name: Lloyd Davis
    Title: Authorized Signatory


VALENS U.S. SPV I, LLC

By: Valens Capital Management, LLC, its investment manager

By: /s/ Lloyd Davis
    Name: Lloyd Davis
    Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By: Laurus Capital Management, LLC, its investment manager

By: /s/ Lloyd Davis
    Name: Lloyd Davis
    Title: Authorized Signatory